Exhibit 99.3

   Merrill Lynch & Co., Inc.                                                       Attachment I
===============================================================================================
   Consolidated Annual Earnings Statements
    (unaudited)                                Year Ended Last Friday in December
                                             --------------------------------------------------

   (dollars in millions)                          1999      2000      2001*     2002*     2003*
   --------------------------------------------------------------------------------------------
   Net Revenues
     Asset management and portfolio service
      fees                                    $  4,753  $  5,688  $  5,351  $  4,914  $  4,696
     Commissions                                 6,355     6,977     5,266     4,657     4,396
     Principal transactions                      4,671     5,964     3,930     2,331     3,236
     Investment banking                          3,695     4,080     3,539     2,413     2,628
     Other                                         778       999       560       783     1,143
                                             --------------------------------------------------
       Subtotal                                 20,252    23,708    18,646    15,098    16,099

     Interest and dividend revenues             15,116    21,180    20,146    13,210    11,682
     Less interest expense                      13,249    18,317    17,108     9,872     7,818
                                             --------------------------------------------------
       Net interest profit                       1,867     2,863     3,038     3,338     3,864
                                             --------------------------------------------------

     Total Net Revenues                         22,119    26,571    21,684    18,436    19,963
                                             --------------------------------------------------

   Non-Interest Expenses
      Compensation and benefits                 11,771    14,259    12,685    10,677     9,810
      Communications and technology              2,053     2,320     2,232     1,741     1,457
      Occupancy and related depreciation           953     1,006     1,077       909       889
      Brokerage, clearing, and exchange fees       779       893       895       727       722
      Advertising and marketing development        783       939       703       540       429
      Professional fees                            571       637       545       552       581
      Office supplies and postage                  346       404       349       258       197
      Goodwill amortization                        227       217       207         -         -
      Other                                      1,058       903       901       630       787
      Net (recoveries) expenses related to
       September 11                                  -         -       131      (212)     (147)
      Net restructuring and other charges            -         -     2,193         8        20
      Research and other settlement-related
       expenses                                      -         -         -       291         -
                                             --------------------------------------------------
   Total Non-Interest Expenses                  18,541    21,578    21,918    16,121    14,745
                                             --------------------------------------------------

   Earnings (Loss) before income taxes           3,578     4,993      (234)    2,315     5,218
   Income tax expense                            1,164     1,549       101       605     1,384
                                             --------------------------------------------------

   Net Earnings (Loss)                        $  2,414  $  3,444  $   (335) $  1,710  $  3,834
                                             ==================================================
-----------------------------------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.

For further information, including Notes to Consolidated Financial Statements, please see the 2001-2003 annual reports.

* Reported results for certain periods include the impact of restructuring and other charges, research and other settlement-related expenses, and September 11-related recoveries and expenses. Management also examines results excluding those items, which are our operating basis results. Operating basis results should not be considered an alternative to results as determined in accordance with generally accepted accounting principles ("GAAP") in the United States, but rather as non-GAAP measures considered relevant by management in comparing current year results with prior year results. Management believes these measures are valuable tools for investors to judge the quality of Merrill Lynch's finanacial performance as they allow investors to more readily gauge earnings and identify trends. Items which would be excluded from operating results in the periods above include the following after-tax amounts: in 2001, $83 million of September 11-related expenses ($131 million pre-tax) and $1.7 billion of restructuring and other charges ($2.2 billion pre-tax), in 2002, $207 million of research and other settlement-related expenses ($291 million pre-tax), $126 million of September 11-related net insurance recoveriees ($212 million pre-tax) and $42 million of net benefits from restructuring and other charges ($8 million charge pre-tax); in 2003, $91 million of September 11-related net insurance recoveries ($147 million pre-tax) and $3 million of net benefits from restructuring and other charges ($20 million charge pre-tax).

Merrill Lynch & Co., Inc.                                                           Attachment II
=================================================================================================
Consolidated Quarterly Earnings (unaudited)  All Quarters ended on the last Friday of the period
                                             ----------------------------------------------------
(dollars in millions, except per share                                                 Full Year
 amounts)                                          1Q03     2Q03*     3Q03*     4Q03*      2003*
-------------------------------------------------------------------------------------------------
NET REVENUES
   Asset management and portfolio service
    fees                                     $   1,127 $   1,154 $   1,184 $   1,231 $     4,696
   Commissions                                   1,069     1,044     1,120     1,163       4,396
   Principal transactions                        1,025     1,127       704       380       3,236
   Investment banking                              493       698       678       759       2,628
   Other                                           213       279       308       343       1,143
                                             ----------------------------------------------------
   Subtotal                                      3,927     4,302     3,994     3,876      16,099
   Interest and dividend revenues                3,005     2,999     2,872     2,806      11,682
   Less interest expense                         2,128     2,032     1,851     1,807       7,818
                                             ----------------------------------------------------
   Net interest profit                             877       967     1,021       999       3,864
                                             ----------------------------------------------------
Total net revenues                               4,804     5,269     5,015     4,875      19,963
                                             ----------------------------------------------------

Non-Interest Expenses
   Compensation and benefits                     2,561     2,749     2,448     2,052       9,810
   Communications and technology                   403       357       352       345       1,457
   Occupancy and related depreciation              216       221       226       226         889
   Brokerage, clearing, and exchange fees          170       169       188       195         722
   Advertising and market development              121       113        89       106         429
   Professional fees                               144       140       146       151         581
   Office supplies and postage                      58        50        46        43         197
   Other                                           222       183       135       247         787
   Net (recoveries) related to September 11          -       (61)      (21)      (65)       (147)
   Net restructuring and other charges               -         -         -        20          20
                                             ----------------------------------------------------
Total non-interest expenses                      3,895     3,921     3,609     3,320      14,745
                                             ----------------------------------------------------

Earnings before income taxes                       909     1,348     1,406     1,555       5,218
Income tax expense                                 266       371       403       344       1,384
                                             ----------------------------------------------------

Net Earnings                                 $     643 $     977 $   1,003 $   1,211 $     3,834
                                             ====================================================

Preferred stock dividends                            9        10        10         9          38
                                             ----------------------------------------------------

Net earnings applicable to common
 stockholders                                $     634 $     967 $     993 $   1,202 $     3,796
                                             ====================================================

Earnings Per Common Share
   Basic                                     $    0.71 $    1.08 $    1.10 $    1.32 $      4.21
   Diluted                                   $    0.67 $    1.00 $    1.00 $    1.19 $      3.88

-------------------------------------------------------------------------------------------------
Selected Financial Ratios
   Compensation and benefits to net revenues      53.3%     52.2%     48.8%     42.1%       49.1%
   All other non-interest expense to net
    revenues                                      27.8%     22.2%     23.2%     26.0%       24.8%
   Pre-tax profit margin                          18.9%     25.6%     28.0%     31.9%       26.1%
   Effective tax rate                             29.3%     27.5%     28.7%     22.1%       26.5%
   Net earnings to net revenues                   13.4%     18.5%     20.0%     24.8%       19.2%
   Return on average common stockholders'
    equity (annualized)                           10.5%     15.4%     15.2%     17.4%       14.7%

-------------------------------------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.

For further information, including Notes to Consolidated Financial Statements, please see the 2003 annual report.

*    Reported  results  for  certain  periods  include  the impact of  September
     11-related net recoveries and expenses and net restructuring and other charges. Management also examines results excluding those items, which are our operating basis results. Operating basis results should not be considered an alternative to results as determined in accordance with generally accepted accounting principles ("GAAP") in the United States, but rather as non-GAAP measures considered relevant by management in comparing current year results with prior year results. Management believes these measures are valuable tools for investors to judge the quality of Merrill Lynch's financial performance as they allow investors to more readily gauge earnings and identify trends. Items which would be excluded from operating results in the periods above include the following after-tax amounts: in 2Q03, $36 million of September 11-related net recoveries ($61 million pre-tax); in 3Q03, $13 million of September 11-related net recoveries ($21 million pre-tax); in 4Q03, $42 million of September 11-related net recoveries ($65 million pre-tax) and $3 million of net benefits from restructuring and other charges ($20 million charge pre-tax); in full year 2003, $91 million of September 11-related net insurance recoveries ($147 million pre-tax) and $3 million of net benefits from restructuring and other charges ($20 million charge pre-tax).

Merrill Lynch & Co., Inc.                                                        Attachment II - 1
==================================================================================================
Consolidated Quarterly Earnings (unaudited)   All Quarters ended on the last Friday of the period
                                              ----------------------------------------------------
(dollars in millions, except per share                                                   Full Year
 amounts)                                           1Q02     2Q02*     3Q02*     4Q02*      2002*
--------------------------------------------------------------------------------------------------
NET REVENUES
  Asset management and portfolio service fees $   1,293 $   1,298 $   1,217 $   1,106 $     4,914
  Commissions                                     1,242     1,212     1,125     1,078       4,657
  Principal transactions                            877       728       377       349       2,331
  Investment banking                                649       695       492       577       2,413
  Other                                             227       227       173       156         783
                                              ----------------------------------------------------
  Subtotal                                        4,288     4,160     3,384     3,266      15,098
  Interest and dividend revenues                  3,278     3,183     3,508     3,241      13,210
  Less interest expense                           2,532     2,456     2,554     2,330       9,872
                                              ----------------------------------------------------
  Net interest profit                               746       727       954       911       3,338
                                              ----------------------------------------------------
Total net revenues                                5,034     4,887     4,338     4,177      18,436
                                              ----------------------------------------------------

Non-Interest Expenses
  Compensation and benefits                       3,096     3,114     2,436     2,031      10,677
  Communications and technology                     474       412       421       434       1,741
  Occupancy and related depreciation                238       228       218       225         909
  Brokerage, clearing, and exchange fees            198       172       182       175         727
  Advertising and market development                150       151       125       114         540
  Professional fees                                 130       132       135       155         552
  Office supplies and postage                        69        65        62        62         258
  Other                                             166       146       154       164         630
  Net (recoveries) related to September 11            -         -      (191)      (21)       (212)
  Net restructuring and other charges                 -         -        (2)       10           8
  Research and other settlement-related
   expenses                                           -       111         -       180         291
                                              ----------------------------------------------------
Total non-interest expenses                       4,521     4,531     3,540     3,529      16,121
                                              ----------------------------------------------------

Earnings before income taxes                        513       356       798       648       2,315
Income tax expense                                  154        73       238       140         605
                                              ----------------------------------------------------

Net Earnings                                  $     359 $     283 $     560 $     508 $     1,710
                                              ====================================================

Preferred stock dividends                            10         9        10         9          38
                                              ----------------------------------------------------

Net earnings applicable to common
 stockholders                                 $     349 $     274 $     550 $     499 $     1,672
                                              ====================================================

Earnings Per Common Share
  Basic                                       $    0.41 $    0.32 $    0.64 $    0.58 $      1.94
  Diluted                                     $    0.37 $    0.29 $    0.59 $    0.53 $      1.77

--------------------------------------------------------------------------------------------------
Selected Financial Ratios
  Compensation and benefits to net revenues        61.5%     63.7%     56.2%     48.6%       57.9%
  All other non-interest expense to net
   revenues                                        28.3%     29.0%     25.4%     35.9%       29.5%
  Pre-tax profit margin                            10.2%      7.3%     18.4%     15.5%       12.6%
  Effective tax rate                               30.0%     20.5%     29.8%     21.6%       26.1%
  Net earnings to net revenues                      7.1%      5.8%     12.9%     12.2%        9.3%
  Return on average common stockholders'
   equity (annualized)                              6.7%      5.0%      9.7%      8.5%        7.5%

--------------------------------------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.

For further information, including Notes to Consolidated Financial Statements, please see the 2003 annual report.

* Reported results for certain periods include the impact of restructuring and other charges, research and other settlement-related expenses, and September 11-related recoveries and expenses. Management also examines results excluding those items, which are our operating basis results. Operating basis results should not be considered an alternative to results as determined in accordance with generally accepted accounting principles ("GAAP") in the United States, but rather as non-GAAP measures considered relevant by management in comparing current year results with prior year results. Management believes these measures are valuable tools for investors to judge the quality of Merrill Lynch's financial performance as they allow investors to more readily gauge earnings and identify trends. Items which would be excluded from operating results in the periods above include the following after-tax amounts: in 2Q02, $78 million of research and other settlement-related expenses ($111 million pre-tax); in 3Q02, $114 million of September 11-related net recoveries ($191 million pre-tax) and $1 million of net benefits from restructuring and other charges ($2 million pre-tax); in 4Q02, $129 million of research and other settlement-related expenses ($180 million pre-tax), $12 million of September 11-related net recoveries ($21 million pre-tax) and $41 million of net benefits from restructuring and other charges ($10 million charge pre-tax); in full year 2002, $207 million of research and other settlement-related expenses ($291 million pre-tax), $126 million of September 11-related net insurance recoveries ($212 million pre-tax) and $42 million of net benefits from restructuring and other charges ($8 million charge pre-tax).

Merrill Lynch & Co., Inc.                                                      Attachment II - 2
================================================================================================
Consolidated Quarterly Earnings (unaudited)  All Quarters ended on the last Friday of the period
                                             ---------------------------------------------------
(dollars in millions, except per share                                                 Full Year
 amounts)                                          1Q01      2Q01     3Q01*     4Q01*      2001*
------------------------------------------------------------------------------------------------
NET REVENUES
    Asset management and portfolio service
     fees                                    $   1,379 $   1,356 $   1,337 $   1,279 $    5,351
    Commissions                                  1,505     1,362     1,204     1,195      5,266
    Principal transactions                       1,717       888       739       586      3,930
    Investment banking                             936       998       857       748      3,539
    Other                                          172       161       137        90        560
                                             ---------------------------------------------------
    Subtotal                                     5,709     4,765     4,274     3,898     18,646
    Interest and dividend revenues               6,234     5,564     4,664     3,684     20,146
    Less interest expense                        5,582     4,805     3,841     2,880     17,108
                                             ---------------------------------------------------
    Net interest profit                            652       759       823       804      3,038
                                             ---------------------------------------------------
Total net revenues                               6,361     5,524     5,097     4,702     21,684
                                             ---------------------------------------------------

Non-Interest Expenses
    Compensation and benefits                    3,696     3,595     3,016     2,378     12,685
    Communications and technology                  598       568       529       537      2,232
    Occupancy and related depreciation             270       270       280       257      1,077
    Brokerage, clearing, and exchange fees         235       243       219       198        895
    Advertising and market development             208       202       165       128        703
    Professional fees                              142       151       115       137        545
    Office supplies and postage                     96        92        78        83        349
    Goodwill amortization                           52        51        53        51        207
    Other                                          214       167       175       345        901
    Net expenses related to September 11             -         -        88        43        131
    Net restructuring and other charges              -         -         -     2,193      2,193
                                             ---------------------------------------------------
Total non-interest expenses                      5,511     5,339     4,718     6,350     21,918
                                             ---------------------------------------------------

Earnings (Loss) before income taxes                850       185       379    (1,648)      (234)
Income tax expense/(benefit)                       266        40       123      (328)       101
                                             ---------------------------------------------------

Net Earnings (Loss)                          $     584 $     145 $     256 $  (1,320)$     (335)
                                             ===================================================

Preferred stock dividends                           10        10         9        10         39
                                             ---------------------------------------------------

Net earnings (loss) applicable to common
 stockholders                                $     574 $     135 $     247 $  (1,330)$     (374)
                                             ===================================================

Earnings Per Common Share
    Basic                                    $    0.69 $    0.16 $    0.29 $   (1.57)$    (0.45)
    Diluted                                  $    0.61 $    0.14 $    0.26 $   (1.57)$    (0.45)

------------------------------------------------------------------------------------------------
Selected Financial Ratios
    Compensation and benefits to net revenues     58.1%     65.1%     59.2%     50.6%      58.5%
    All other non-interest expense to net
     revenues                                     28.5%     31.6%     33.4%     84.5%      42.6%
    Pre-tax profit margin                         13.4%      3.3%      7.4%      N/M        N/M
    Effective tax rate                            31.3%     21.6%     32.5%      N/M        N/M
    Net earnings (loss) to net revenues            9.2%      2.6%      5.0%      N/M        N/M
    Return on average common stockholders'
     equity (annualized)                          12.0%      2.6%      4.6%      N/M        N/M

------------------------------------------------------------------------------------------------

N/M - Not meaningful

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.

For further information, including Notes to Consolidated Financial Statements, please see the 2003 annual report.

* Reported results for certain periods include the impact of restructuring and other charges and September 11-related recoveries and expenses.
     Management also examines results excluding those items, which are our operating basis results. Operating basis results should not be considered an alternative to results as determined in accordance with generally accepted accounting principles ("GAAP") in the United States, but rather as non-GAAP measures considered relevant by management in comparing current year results with prior year results. Management believes these measures are valuable tools for investors to judge the quality of Merrill Lynch's financial performance as they allow investors to more readily gauge earnings and identify trends. Items which would be excluded from operating results in the periods above include the following after-tax amounts: in 3Q01, $53 million of September 11-related expenses ($88 million pre-tax); in 4Q01, $30 million of September 11-related expenses ($43 million pre-tax) and $1.7 billion of restructuring and other charges ($2.2 billion pre-tax); in full year 2001, $83 million of September 11-related expenses ($131 million pre-tax) and $1.7 billion of restructuring and other charges ($2.2 billion pre-tax).

Merrill Lynch & Co., Inc.                           Attachment III
==================================================================

Preliminary Segment Data
 (unaudited)
                                     Year Ended Last Friday in
                                               December
                                    ------------------------------
                                      2003      2002      2001
                                    --------- --------- ---------
 (dollars in millions)

 Global Markets & Investment
  Banking
      Non-interest revenues         $  7,223  $  6,167  $  8,460
      Net interest profit              2,853     2,261     1,808
                                    --------- --------- ---------
      Total net revenues              10,076     8,428    10,268
                                    --------- --------- ---------

      Pre-tax earnings (a)             3,775     1,468     1,039

      Pre-tax profit margin (a)         37.5%     17.4%     10.1%
 ----------------------------------------------------------------

 Global Private Client
      Non-interest revenues         $  7,505  $  7,447  $  8,379
      Net interest profit              1,358     1,333     1,518
                                    --------- --------- ---------
      Total net revenues               8,863     8,780     9,897
                                    --------- --------- ---------

      Pre-tax earnings (loss) (b)      1,517     1,066      (480)

      Pre-tax profit margin (b)         17.1%     12.1%      N/M
 ----------------------------------------------------------------

 Merrill Lynch Investment Managers
      Non-interest revenues         $  1,377  $  1,526  $  1,902
      Net interest profit                 24        24        21
                                    --------- --------- ---------
      Total net revenues               1,401     1,550     1,923
                                    --------- --------- ---------

      Pre-tax earnings (loss) (c)        268       219      (134)

      Pre-tax profit margin (c)         19.1%     14.1%      N/M
 ----------------------------------------------------------------

 Corporate
      Non-interest revenues         $     (6) $    (42) $    (95)
      Net interest profit               (371)     (280)     (309)
                                    --------- --------- ---------
      Total net revenues                (377)     (322)     (404)
                                    --------- --------- ---------


      Pre-tax loss                      (342)     (438)     (659)
-----------------------------------------------------------------

 Total
      Non-interest revenues         $ 16,099  $ 15,098  $ 18,646
      Net interest profit              3,864     3,338     3,038
                                    --------- --------- ---------
      Total net revenues              19,963    18,436    21,684
                                    --------- --------- ---------

      Pre-tax earnings (loss) (d)      5,218     2,315      (234)

      Pre-tax profit margin (d)         26.1%     12.6%      N/M
 ----------------------------------------------------------------
Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.

(a) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense, of $155 million and $90 million for the years ended December 26, 2003, and December 27, 2002, respectively. Also includes net restructuring and other charges of $18 million, $51 million and $833 million for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively. Excluding these items, GMI's pre-tax earnings were $3,638 million ($3,775 million minus $137 million), $1,429 million ($1,468 million minus $39 million) and $1,872 million ($1,039 million plus $833 million) for the full years ended December 26, 2003, December 27, 2002 and December 28 2001, respectively. Excluding these items, GMI's pre-tax profit margin was 36.1% ($3,638 million/$10,076 million), 17.0% ($1,429 million/$8,428 million), and 18.2%
     ($1,872 million/$10,268 million) for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively.
(b) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense, of $15 million and $25 million for the years ended December 26, 2003, and December 27, 2002, respectively. Also includes net restructuring and other charges/(credits) of $(2) million,$(66) million and $1,077 million for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively. Excluding these items, GPC's pre-tax earnings were $1,500 million ($1,517 million minus $17 million), $975 million ($1,066 million minus $91 million) and $597 million ($480 million loss plus $1,077 million) for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively. Excluding these items, GPC's pre-tax profit margin was 16.9% ($1,500 million/$8,863 million), 11.1% ($975 million/$8,780 million), and
     6.0% ($597 million/$9,897 million) for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively.
(c) Includes net restructuring and other charges of $4 million, $23 million and $283 million for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively. Excluding these items, MLIM's pre-tax earnings were $272 million ($268 million plus $4 million), $242 million ($219 plus $23 million) and $149 million ($134 million loss plus $283 million) for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively. Excluding these items, MLIM's pre-tax profit margin was 19.4% ($272 million/$1,401 million), 15.6% ($242 million/$1,550 million), and 7.7% ($149 million/$1,923 million) for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively.

(d) Excluding the impact of September 11, net restructuring and other charges, and research-related items, total pre-tax earnings were $5,091 million ($5,218 million minus $127 million), $2,402 million ($2,315 million plus $87 million), and $2,090 million ($234 million loss plus $2,324 million) for the full years ended December 26, 2003, December 27, 2002, and December 28, 2001, respectively. Excluding these items, total pre-tax profit margins were 25.5% ($5,091million/$19,963 million), 13.0% ($2,402 million/$18,436 million), and 9.6% ($2,090 million/$21,684 million) for the full years ended December 26, 2003, December 27, 2002 and December 28, 2001, respectively.

Merrill Lynch & Co., Inc.                                                                             Attachment IV
===================================================================================================================
Consolidated Balance Sheets (unaudited)

                                               December 31,  December 29,  December 28,  December 27,  December 26,
(dollars in millions)                                 1999          2000          2001          2002          2003
-------------------------------------------------------------------------------------------------------------------
Assets
    Cash and cash equivalents                  $    12,155   $    23,205   $    11,070   $    10,211   $    10,150
    Cash and securities segregated for
     regulatory purposes
       or deposited with clearing
        organizations                                6,078         6,092         4,467         7,375        15,171
    Receivables under resale agreements and
       securities borrowed transactions             96,596       113,190       121,153       116,881       117,228
    Trading assets, at fair value                   96,814        99,700       104,967       111,560       134,309
    Investment securities                           18,198        58,731        88,211        82,327        74,809
    Securities received as collateral                    -             -         3,234         3,693         9,156
    Other receivables (net)                         56,414        76,541        55,615        55,473        55,445
    Loans, notes, and mortgages (net)               14,428        20,495        22,937        38,833        50,993
    Separate accounts assets                        17,442        16,631        15,965        13,042        17,034
    Equipment and facilities (net)                   3,140         3,444         2,873         3,080         2,612
    Goodwill (net)                                   4,952         4,407         4,071         4,446         4,814
    Other assets                                     1,836         2,284         2,478         4,454         4,595
                                               --------------------------------------------------------------------
Total Assets                                   $   328,053   $   424,720   $   437,041   $   451,375   $   496,316
                                               ====================================================================

Liabilities
    Payables under repurchase agreements and
       securities loaned transactions          $    72,509   $   104,345   $    87,195   $    93,018   $   107,219
    Commercial paper and other short-term
     borrowings                                     25,596        15,183         5,141         5,353         5,000
    Deposits                                        17,602        67,648        85,819        81,842        79,457
    Trading liabilities, at fair value              67,276        68,857        75,917        79,196        89,333
    Obligation to return securities received
     as collateral                                       -             -         3,234         3,693         9,156
    Other payables                                  52,997        56,000        59,384        65,804        70,312
    Liabilities of insurance subsidiaries            4,086         3,908         3,737         3,566         3,353
    Separate accounts liabilities                   17,442        16,631        15,965        13,042        17,034
    Long-term borrowings                            54,043        70,223        76,572        78,524        83,299
    Long-term debt issued to TOPrSSM trusts          3,206         3,193         3,181         3,189         3,203
                                               --------------------------------------------------------------------
Total Liabilities                                  314,757       405,988       416,145       427,227       467,366
                                               --------------------------------------------------------------------
Preferred Securities Issued by Subsidiaries             52            52            44             -             -
Stockholders' Equity
    Preferred stockholders' equity                     425           425           425           425           425
    Common stockholders' equity                     12,819        18,255        20,427        23,723        28,525
                                               --------------------------------------------------------------------
Total Stockholders' Equity                          13,244        18,680        20,852        24,148        28,950
                                               --------------------------------------------------------------------
Total Liabilities, Preferred Securities
 Issued by
    Subsidiaries, and Stockholders' Equity     $   328,053   $   424,720   $   437,041   $   451,375   $   496,316
                                               ====================================================================

-------------------------------------------------------------------------------------------------------------------
Leverage Ratios (unaudited)
(dollars in millions, except ratio amounts)

Total assets                                   $   328,053   $   424,720   $   437,041   $   451,375   $   496,316
Less:  Receivables under resale agreements          54,157        77,849        66,223        71,338        71,756
       Receivables under securities borrowed
        transactions                                42,439        35,341        54,930        45,543        45,472
       Securities received as collateral                 -             -         3,234         3,693         9,156
                                               --------------------------------------------------------------------
Adjusted assets                                $   231,457   $   311,530   $   312,654   $   330,801   $   369,932
                                               --------------------------------------------------------------------
Stockholders' equity                           $    13,244   $    18,680   $    20,852   $    24,148   $    28,950
Long-term debt issued to TOPrSSM trusts, net
 of investment in partnerships (1)                   2,664         2,653         2,642         2,649         2,661
                                               --------------------------------------------------------------------
Equity capital                                 $    15,908   $    21,333   $    23,494   $    26,797   $    31,611
                                               --------------------------------------------------------------------
Leverage Ratio (2)                                    20.6x         19.9x         18.6x         16.8x         15.7x
Adjusted Leverage Ratio (3)                           14.5x         14.6x         13.3x         12.3x         11.7x

-------------------------------------------------------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.

(1) Investment in partnerships amounted to $542 million; $540 million; $539 million; $540 million; and $542 million at year-end 1999, 2000, 2001, 2002, and 2003, respectively.

(2)  Total assets divided by equity capital.

(3) Adjusted assets divided by equity capital. Merrill Lynch believes that a leverage ratio adjusted to exclude certain assets considered to have a low risk profile provides a more meaningful measure of balance sheet leverage in the securities industry than an unadjusted ratio.

Merrill Lynch & Co., Inc.                                                                                     Attachment V
==========================================================================================================================

Common Share Data (unaudited)

Annual Data
                                                            SHARES OUTSTANDING
                                                   -----------------------------------
                                                               (in millions)
        EARNINGS PER SHARE                               WEIGHTED AVERAGE                       COMMON STOCK PRICE(1)
      -----------------------   DIVIDENDS    BOOK    -----------------------   END OF   ----------------------------------
         Basic     Diluted        PAID       VALUE      Basic     Diluted      PERIOD      Close        High        Low
--------------------------------------------------------------------------------------------------------------------------
 1999      $3.15       $2.80      $0.53     $16.81      754.7       848.9       762.6      $41.66      $51.25      $31.00
 2000       4.27        3.75       0.61      22.41      798.3       909.1       814.6       68.19       74.63       36.31
 2001      (0.45)      (0.45)      0.64      24.03      838.7       838.7       850.2       52.12       80.00       33.50
 2002       1.94        1.77       0.64      27.15      862.3       944.3       873.8       37.95       59.32       28.21
 2003       4.21        3.88       0.64      30.03      900.7       977.8       949.9       58.65       60.47       30.75


Quarterly Data
                                                          SHARES OUTSTANDING
                                                   -----------------------------------
                                                             (in millions)
        EARNINGS PER SHARE                                WEIGHTED AVERAGE                      COMMON STOCK PRICE(1)
      -----------------------    DIVIDENDS    BOOK     -----------------------  END OF    --------------------------------
         Basic     Diluted         PAID       VALUE      Basic     Diluted      PERIOD      Close        High        Low
--------------------------------------------------------------------------------------------------------------------------
1Q01       $0.69       $0.61      $0.16     $23.89      832.2       935.3       838.4      $55.40      $80.00      $50.31
2Q01        0.16        0.14       0.16      24.88      841.4       942.1       843.8       59.25       71.50       51.15
3Q01        0.29        0.26       0.16      25.34      845.8       934.4       847.5       40.60       59.85       33.50
4Q01       (1.57)      (1.57)      0.16      24.03      845.7       845.7       850.2       52.12       54.65       38.49
1Q02        0.41        0.37       0.16      24.89      854.8       948.8       862.9       55.38       59.32       44.15
2Q02        0.32        0.29       0.16      25.83      861.7       946.2       865.4       40.50       55.20       36.50
3Q02        0.64        0.59       0.16      26.62      864.6       936.9       869.0       32.95       40.71       30.99
4Q02        0.58        0.53       0.16      27.15      868.2       945.7       873.8       37.95       44.91       28.21
1Q03        0.71        0.67       0.16      26.35      887.6       941.9       929.8       35.40       43.75       30.75
2Q03        1.08        1.00       0.16      27.44      897.2       967.4       935.2       46.68       49.20       35.30
3Q03        1.10        1.00       0.16      28.59      904.8       991.9       942.6       53.53       57.50       45.83
4Q03        1.32        1.19       0.16      30.03      913.3     1,009.9       949.9       58.65       60.47       53.85
--------------------------------------------------------------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.
(1)  Based on calendar period end.

Merrill Lynch & Co., Inc.                                                                             Attachment VI
===================================================================================================================

Selected Financial Data (unaudited)

                                                            Year Ended Last Friday in December
                                        ---------------------------------------------------------------------------
(dollars in millions, except per share
 amounts)                                         1999           2000           2001           2002           2003
-------------------------------------------------------------------------------------------------------------------

Results of Operations
Total Revenues                             $    35,368    $    44,888    $    38,792    $    28,308    $    27,781
Less Interest Expense                           13,249         18,317         17,108          9,872          7,818
                                        ---------------------------------------------------------------------------
Net Revenues                                    22,119         26,571         21,684         18,436         19,963
Non-Interest Expenses                           18,541         21,578         21,918         16,121         14,745
                                        ---------------------------------------------------------------------------
Earnings (Loss) Before Income Taxes              3,578          4,993           (234)         2,315          5,218
Income Tax Expense                               1,164          1,549            101            605          1,384
                                        ---------------------------------------------------------------------------
Net Earnings (Loss)                        $     2,414    $     3,444    $      (335)   $     1,710    $     3,834
                                        ===========================================================================
Net Earnings (Loss) Applicable to
 Common Stockholders(a)                    $     2,375    $     3,406    $      (374)   $     1,672    $     3,796
                                        ===========================================================================
-------------------------------------------------------------------------------------------------------------------
Financial Position
Total Assets                               $   328,053    $   424,720    $   437,041    $   451,375    $   496,316
Short-Term Borrowings(b)                   $   115,707    $   187,176    $   178,155    $   180,213    $   191,676
Long-Term Borrowings                       $    54,043    $    70,223    $    76,572    $    78,524    $    83,299
Long-Term Debt Issued to TOPrSSM Trusts    $     3,206    $     3,193    $     3,181    $     3,189    $     3,203
Total Stockholders' Equity                 $    13,244    $    18,680    $    20,852    $    24,148    $    28,950
-------------------------------------------------------------------------------------------------------------------
Common Share Data(c)
(in thousands, except per share amounts)
Earnings Per Share:
      Basic                                $      3.15    $      4.27    $     (0.45)   $      1.94    $      4.21
      Diluted                              $      2.80    $      3.75    $     (0.45)   $      1.77    $      3.88
Weighted-Average Shares Outstanding:
      Basic                                    754,672        798,273        838,683        862,318        900,711
      Diluted                                  848,891        909,124        838,683        944,299        977,789
Shares Outstanding at Year End(d)              752,501        807,955        843,474        867,291        945,911
Book Value Per Share                       $     16.81    $     22.41    $     24.03    $     27.15    $     30.03
Dividends Paid Per Share                   $      0.53    $      0.61    $      0.64    $      0.64    $      0.64
-------------------------------------------------------------------------------------------------------------------
Financial Ratios
Pre-tax Profit Margin(e)                          16.2%          18.8%           N/M           12.6%          26.1%
Common Dividend Payout Ratio                      16.8%          14.3%           N/M           33.0%          15.2%
Return on Average Assets                           0.7%           1.0%           N/M            0.4%           0.8%
Return on Average Common Stockholders'
 Equity                                           22.8%          21.6%           N/M            7.5%          14.7%
-------------------------------------------------------------------------------------------------------------------
Other Statistics
Full-Time Employees:
      U.S.                                      49,700         51,700         43,400         40,000         38,200
      Non-U.S.                                  18,200         19,900         13,700         10,900          9,900
                                        ---------------------------------------------------------------------------
      Total (f)                                 67,900         71,600         57,100         50,900         48,100
                                        ===========================================================================

Private Client Financial Advisors               18,600         20,200         16,400         14,000         13,500
Client Assets (dollars in billions)        $     1,696    $     1,681    $     1,556    $     1,311    $     1,484
-------------------------------------------------------------------------------------------------------------------

N/M - Not meaningful.

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrSSM.

(a)  Net earnings less preferred stock dividends.

(b)  Consists of Payables under  repurchase  agreements  and  securities  loaned
     transactions,   Commercial  paper  and  other  short-term  borrowings,  and
     Deposits.

(c) All share and per share data have been restated for the two-for-one common stock split paid in August 2000.

(d)  Does not include 2,900;  3,911; 4,195; 4,654; and 8,019 shares exchangeable
     into  common  stock  at  year-end  2003,   2002,   2001,  2000,  and  1999,
     respectively.

(e)  Earnings (Loss) Before Income Taxes to Net Revenues.

(f) Excludes 200; 1,500; and 3,500 full-time employees on salary continuation severance at year-end 2003, 2002 and 2001, respectively.